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 T. ROWE PRICE
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 Industry-Focused Equity Funds
   Financial Services Fund, Inc.
   Health Sciences Fund, Inc.
   Media & Telecommunications Fund, Inc.
   New Era Fund, Inc.
   Real Estate Fund, Inc.
   Science & Technology Fund, Inc.

 Supplement to prospectus dated May 1, 1999 revised to February 1, 2000
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 Real Estate Fund, Inc.

 Effective January 1, 2000, footnote c to Table 2 on page 13 of the prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective January 1, 2000, T. Rowe Price agreed to extend this expense limitation for a period of two years through December 31, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2001 (for the first agreement), or December 31, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


 Health Sciences Fund, Inc.

 Effective immediately, the Portfolio Management paragraph on page 27 of the prospectus will be replaced with the following:

 Portfolio Management

 The fund has an Investment Advisory Committee with the following members: Kris
 H. Jenner, M.D., D. Phil., Chairman, John H. Laporte, Charles G. Pepin, and Christina T. Williams. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Dr. Jenner was elected chairman of the fund's committee in 2000. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995-1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

 Media & Telecommunications Fund, Inc.

 Effective immediately, the Portfolio Management paragraph on page 27 of the prospectus will be replaced with the following:

 Portfolio Management

 The fund has an Investment Advisory Committee with the following members:
 Robert N. Gensler, Chairman, Archana Basi, Giri Devulapally, Stephen Jensen, Terral Jordan, and Robert Smith. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Gensler was elected chairman of the fund's committee in 2000. He joined T. Rowe Price as an investment analyst in 1993.
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 The date of this supplement is March 10, 2000.
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                                                              C06-041 03/10/00